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CUSIP NO. 101388106                Schedule 13D              Page 13 of 16 Pages
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                                                                       EXHIBIT 1
                                                                       ---------


                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13D-1(K)(1)


                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

DATED JUNE 14, 2005

                                            GENERAL ATLANTIC LLC


                                            By:  /s/ Thomas J. Murphy
                                                 -------------------------------
                                                 Name:   Thomas J. Murphy
                                                 Title:  Attorney-in-Fact


                                            GENERAL ATLANTIC PARTNERS, 74 L.P.

                                            By:  General Atlantic LLC,
                                                 Its general partner


                                            By:  /s/ Thomas J. Murphy
                                                 -------------------------------
                                                 Name:   Thomas J. Murphy
                                                 Title:  Attorney-in-Fact


                                            GAPSTAR, LLC

                                            By:  General Atlantic LLC,
                                                 Its sole member


                                            By:  /s/ Thomas J. Murphy
                                                 -------------------------------
                                                 Name:   Thomas J. Murphy
                                                 Title:  Attorney-in-Fact

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CUSIP NO. 101388106                Schedule 13D              Page 14 of 16 Pages
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                                            GAP COINVESTMENT PARTNERS II, L.P.


                                            By:  /s/ Thomas J. Murphy
                                                 -------------------------------
                                                 Name:   Thomas J. Murphy
                                                 Title:  Attorney-in-Fact


                                            GAPCO GMBH & CO. KG

                                            By:  GAPCO Management GmbH,
                                                 Its general partner


                                            By:  /s/ Matthew Nimetz
                                                 -------------------------------
                                                 Name:   Matthew Nimetz
                                                 Title:  Managing Director


                                            GAPCO MANAGEMENT GMBH


                                            By:  /s/ Matthew Nimetz
                                                 -------------------------------
                                                 Name:   Matthew Nimetz
                                                 Title:  Managing Director